SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2005


                         XERION ECOSOLUTIONS GROUP INC.
             (Exact name of registrant as specified in its charter)



   Colorado                           0-26760                    84-1286065
State of Incorporation)             (Commission               (I.R.S Employer
                                    File Number)             Identification No.)


                           Suite 905, 102-4369 Main St
                          Whistler BC, Canada, V0N 1B4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 902-0178



                        Former name: IMMULABS CORPORATION


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Xerion EcoSolutions Group Inc. ("Xerion") and Town House Land Limited ("Town House") to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Xerion's and Town House's future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Xerion's and Town House's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Xerion undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

General. On October 20, 2005 Xerion EcoSolutions Group Inc. ("Xerion") received a fully executed copy of a definitive Stock Exchange Agreement (the "Agreement") between Xerion and Town House Land Limited ("Town House") under which Town House will be acquired by Xerion in consideration of the issuance of common stock of Xerion representing ninety-eight and three quarters percent (98.75%) ownership interest of Xerion to the owners of Town House and their designees, and one hundred percent 100% of Town House will be owned by Xerion. The closing of the Agreement is conditioned upon, among other things, customary closing conditions, including the satisfaction of both Xerion and Town House with their due diligence investigations of the other party. If the closing under the Agreement occurs, it is expected to occur on or about October 31, 2005. No assurances can be given that the Agreement will close or, if the closing occurs, as to the final terms of the Agreement. A copy of the Agreement is attached to this Form 8-K current report as Exhibit 1.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

BUSINESS
The principal business operations of Town House is real estate development.

Ancillary to the foregoing transaction, the following persons have agreed to sell their shares of common stock to ETech Securities for the consideration set forth opposite their respective names.

LIST NAME            NUMBER OF SHARES          CONSIDERATION

Ben Traub             1,325,000 shares           $149,541.23
Bruce Deildal         257,450 shares              $93,500
Bart Deildal          249,770 shares              $93,500
Obsidian Foundation   252,157 shares              $28,458.77

         The agreement to sell the shares was entered into between ETech and each individual named under separate contracts. The dates of the contracts were October 19, 2005.




Exhibits

1.1 Stock Exchange Agreement between Xerion EcoSolutions Group Inc., a Colorado corporation, and Town House Land Limited and each Shareholder of Town House dated October 19, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Date: October 26, 2005

                                                  XERION ECOSOLUTIONS GROUP INC.



                                                  By: /s/ Ben Traub
                                                     ---------------------------
                                                     Ben Traub
                                                     President